MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2021

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



4.52%
27.93%
67.55%
Domestic
International
Net Cash [1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	23.47%
Communication Services	17.40%
Consumer Staples	17.13%
Consumer Discretionary	14.37%
Financials	10.13%
Healthcare	10.00%
Industrials	2.69%
Energy	0.29%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	4.52%

TOP 10 HOLDINGS

Apple, Inc.	10.32%
Mastercard Inc.	9.51%
Alphabet, Inc. Class A	6.83%
LVMH Moët Hennessey Louis Vuitton ADR	6.27%
Alphabet, Inc. Class C	5.83%
The Estée Lauder Companies, Inc.	5.47%
T. Rowe Price Group, Inc.	4.66%
Nike, Inc.	4.24%
Novo Nordisk A/S	4.20%
Bank of America Corporation	3.87%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	35
2020 Portfolio Turnover	2.30%
Net Assets (millions)	$27.41
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
-1.78% -0.01%
26.05% 28.82%
14.30% 13.13%
15.08% 13.73%
9.19% 10.49%
12.26% 12.67%
8.31% 8.50%
3Q 2021 Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$39,113
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2005
2010
2015
2020

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $39,112.89 on 9/30/21. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING



3Q21 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned -1.78% in the third quarter versus -0.01% for the MSCI World Index during the same period. Since inception of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 8.31% versus 8.50% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Consumer Discretionary sector (CVS Health Corporation), Information Technology sector (Alphabet Inc.) and Healthcare sector (Novo Nordisk). Negative factors included the Consumer Discretionary sector (Alibaba Group Holding Ltd. & Nike, Inc.).

During the quarter the Fund sold shares of Citigroup, Inc. to provide liquidity to purchase additional shares of existing holdings. The geographic diversification of the Fund as of September 30, 2021 was 67.55% Domestic stocks, 27.93% International stocks and 4.52% cash equivalents. The Fund owned shares of common stock in 34 companies.

Manager Commentary:

During the third quarter, stocks pulled back from all time highs, shares of large growth companies experienced their worst price performance since the pandemic sell-off in March 2020 and US Treasury bond yields increased to their highest levels since June. Year to date, companies have been able to report higher profits despite rising costs for raw materials and labor. Between the months of June and September, almost one-half of the companies included in the Standard & Poor's 500 Index mentioned signs of inflation in their second quarter conference calls.

Alphabet Inc. division of Google has integrated more than 30 streaming services into Google TV to provide access to several contents, including YouTube, Disney+, Amazon Prime Video, Hulu, HBO Max, Paramount+ and Peacock. Novo Nordisk initiated a share repurchase program of up to 18 billion Danish Kroners or $2.8 billion to be executed during a 12-month period through February of 2022. Nike, Inc. announced that its earnings would be affected by manufacturing shutdowns in Vietnam, as well as other supply chain issues that are impacting many consumer categories. CVS Health Corporation announced plans to hire 25,000 clinical and retail employees to prepare for a potential surge in demand during the flu season as coronavirus related vaccine shots and testing continue to rise. CVS Health has administered more than 34 million COVID-19 vaccines and more than 32 million tests. Berkshire Hathaway's 5.4% stake in shares of Apple Inc. common stock climbed in value to a record $139 billion during the 3rd quarter. Berkshire Hathaway is the second largest holder of Apple Inc. stock after Vanguard, the mutual and index fund company.

Thank you for your business and continued support.

Sincerely yours,

Arthur Q. Johnson, CFA
Portfolio Manager

Average Annualized Total Returns as of September 30, 2021

	3Q 2021 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	-1.78%	26.05%	14.30%	15.08%	9.19%	12.26%	8.31%
MSCI World Index	-0.01%	28.82%	13.13%	13.73%	10.49%	12.67%	8.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.